Exhibit 99.2

FINANCIAL SUPPLEMENT
SECOND QUARTER 2026

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a forward-looking statement safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements discuss our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve uncertainties and known and unknown risks and other factors that may cause actual results, activity levels, or performance to materially differ from those in or implied by the forward-looking statements. In some cases, forward-looking statements include the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “attribute,” “confident,” “strong,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” “continue,” or comparable terms. Our forward-looking statements are only predictions; we cannot guarantee that any stated expectation will occur or prove correct. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, except as may be required by law.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements include, without limitation:
•Challenging conditions in the economy, global capital markets, the banking sector, and commercial real estate, including prolonged higher inflation, could increase loss costs and negatively impact investment portfolios;
•Deterioration in the public debt, public equity, or private investment markets that could lead to investment losses and interest rate fluctuations;
•Ratings downgrades on individual securities we own could negatively affect investment values, impacting statutory surplus;
•The development and adequacy of our loss reserves and loss expense reserves;
•Frequency and severity of catastrophic events, including natural events that climate change may impact, such as hurricanes, severe convective storms, tornadoes, windstorms, earthquakes, hail, severe winter weather, floods, and fires, and man-made events such as criminal and terrorist acts, including cyber-attacks, explosions, and civil unrest;
•Adverse market, governmental, regulatory, legal, political, or judicial rulings, conditions or actions, including the impact of social inflation;
•The significant geographic concentration of our business in the eastern portion of the United States;
•The cost, terms, conditions, and availability of reinsurance;
•Our ability to collect on reinsurance and the solvency of our reinsurers;
•The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•Geopolitical developments, including ongoing wars and conflicts such as the recent military conflict in the Middle East, which have contributed to volatility in global energy markets, international shipping activity, and financial markets, and may exacerbate inflationary pressures, supply chain disruption, and insurance loss costs;
•Uncertainties related to insurance premium rate increases and business retention;
•Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•The effects of data privacy or cyber security laws and regulations on our operations;
•Major defect or failure in our internal controls or information technology and application systems that result in marketplace brand damage, increased senior executive focus on crisis and reputational management issues, and/or increased expenses, particularly if we experience a significant privacy breach;
•Potential tax or federal financial regulatory reform provisions that could pose certain risks to our operations;
•Our ability to maintain favorable financial ratings, which may include sustainability considerations, from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;
•Our entry into new markets and businesses; and
•Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including our Annual Report on Form 10-K and other periodic reports.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2026	2026	2025	2025	2025	2026	2025
For Period Ended
Gross premiums written	$1,421.9	1,422.5	1,318.0	1,419.3	1,496.2	2,844.4	2,925.1
Net premiums written	1,220.7	1,225.5	1,129.5	1,207.9	1,288.6	2,446.2	2,529.1
Change in net premiums written, from comparable prior year period	(5)%	(1)	4	4	5	(3)	6

Underwriting income (loss), before-tax	$24.4	21.2	76.0	16.7	(2.4)	45.6	43.2
Net investment income earned, before-tax	150.2	142.4	143.8	138.7	128.0	292.6	248.7
Net realized and unrealized investment gains (losses), before-tax	12.0	(8.3)	(4.1)	8.1	4.2	3.7	4.4

Net income (loss)	129.4	97.7	155.2	115.3	85.9	227.1	195.8
Net income (loss) available to common stockholders(1)	127.1	95.4	152.9	113.0	83.6	222.5	191.2
Non-GAAP operating income (loss)(2)	117.6	101.9	156.2	106.7	80.3	219.6	187.8

At Period End
Total assets	$15,615.9	15,321.9	15,155.7	14,980.4	14,468.4	15,615.9	14,468.4
Total invested assets	11,576.9	11,391.2	11,302.4	11,051.5	10,553.6	11,576.9	10,553.6
Stockholders' equity	3,663.0	3,587.4	3,609.0	3,490.0	3,369.4	3,663.0	3,369.4
Common stockholders' equity(3)	3,463.0	3,387.4	3,409.0	3,290.0	3,169.4	3,463.0	3,169.4
Common shares outstanding	59.6	59.9	60.1	60.4	60.8	59.6	60.8

Per Share and Share Data
Net income (loss) available to common stockholders per common share (diluted)	$2.11	1.58	2.52	1.85	1.36	3.69	3.12
Non-GAAP operating income (loss) per common share (diluted)(2)	1.95	1.69	2.57	1.75	1.31	3.64	3.06
Weighted average common shares outstanding (diluted)	60.2	60.5	60.7	61.0	61.3	60.3	61.3
Book value per common share	$58.13	56.58	56.74	54.46	52.09	58.13	52.09
Adjusted book value per common share(2)	60.56	58.94	57.91	55.83	54.48	60.56	54.48
Dividends paid per common share	0.43	0.43	0.43	0.38	0.38	0.86	0.76

Financial Ratios
Loss and loss expense ratio	67.2%	67.0	63.2	67.9	69.3	67.1	66.9
Underwriting expense ratio	30.8	31.2	30.5	30.6	30.8	31.0	31.2
Dividends to policyholders ratio	—	0.1	0.1	0.1	0.1	—	0.1
GAAP combined ratio	98.0%	98.3	93.8	98.6	100.2	98.1	98.2

Return on common stockholders' equity ("ROE")	14.8	11.2	18.3	14.0	10.7	13.0	12.5
Non-GAAP operating ROE(2)	13.7	12.0	18.7	13.2	10.3	12.8	12.3
Debt to total capitalization	19.7	20.1	20.0	20.5	21.1	19.7	21.1
Net premiums written to policyholders' surplus	1.30	1.35	1.36	1.42	1.45	1.30	1.45
Invested assets per dollar of common stockholders' equity	$3.34	3.36	3.32	3.36	3.33	3.34	3.33

(1)	Net income (loss) available to common stockholders is net income (loss) reduced by preferred stock dividends.
(2) Non-GAAP measure. Refer to Page 15 for definition.
(3) Excludes equity related to preferred stock.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2026	2026	2025	2025	2025	2026	2025
Revenues
Net premiums earned	$1,215.5	1,217.2	1,216.7	1,204.7	1,188.1	2,432.7	2,346.8
Net investment income earned	150.2	142.4	143.8	138.7	128.0	292.6	248.7
Net realized and unrealized gains (losses)	12.0	(8.3)	(4.1)	8.1	4.2	3.7	4.4
Other income	9.4	7.6	8.5	8.7	6.5	17.0	12.1
Total revenues	1,387.0	1,358.9	1,364.9	1,360.1	1,326.7	2,746.0	2,611.9

Expenses
Loss and loss expense incurred	816.3	815.5	768.5	819.0	823.9	1,631.8	1,570.2
Amortization of deferred policy acquisition costs	248.1	253.4	254.5	250.2	250.3	501.5	497.7
Other insurance expenses	136.2	134.7	126.3	127.5	122.8	270.9	247.7
Interest expense	13.2	13.2	13.2	13.3	13.3	26.4	22.8
Corporate expenses	10.5	17.9	6.3	4.4	7.6	28.4	25.7
Total expenses	1,224.2	1,234.7	1,168.8	1,214.4	1,217.8	2,458.9	2,364.1

Income (loss) before income tax	$162.8	124.2	196.1	145.7	108.9	287.0	247.8
Income tax expense (benefit)	33.5	26.5	40.9	30.4	23.0	60.0	52.0

Net income (loss)	$129.4	97.7	155.2	115.3	85.9	227.1	195.8
Preferred stock dividends	2.3	2.3	2.3	2.3	2.3	4.6	4.6
Net income (loss) available to common stockholders	$127.1	95.4	152.9	113.0	83.6	222.5	191.2

Net realized and unrealized investment (gains) losses, after tax(1)	(9.5)	6.6	3.3	(6.4)	(3.3)	(2.9)	(3.5)

Non-GAAP operating income (loss)(2)	$117.6	101.9	156.2	106.7	80.3	219.6	187.8

Weighted average common shares outstanding (diluted)	60.2	60.5	60.7	61.0	61.3	60.3	61.3

Net income (loss) available to common stockholders per common share (diluted)	$2.11	1.58	2.52	1.85	1.36	3.69	3.12

Non-GAAP operating income (loss) per common share (diluted)(2)	$1.95	1.69	2.57	1.75	1.31	3.64	3.06

(1)	Amounts are provided to reconcile net income (loss) available to common stockholders to non-GAAP operating income (loss).
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
($ in millions, except per share data)	2026	2026	2025	2025	2025
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$20.1	21.3	23.9	24.2	24.6
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	9,909.8	9,727.8	9,457.2	9,275.4	8,876.7
Commercial mortgage loans, net of allowance for credit losses	269.7	273.7	277.7	273.5	271.9
Equity securities, at fair value	413.1	388.3	384.4	380.1	318.1
Short-term investments	378.9	451.8	648.5	587.9	531.4
Alternative investments	473.9	431.4	418.5	417.1	435.0
Other investments	111.4	96.9	92.2	93.3	96.0
Total investments	11,576.9	11,391.2	11,302.4	11,051.5	10,553.6
Cash	0.6	0.2	0.3	0.4	0.4
Restricted cash	10.4	10.7	17.6	23.7	37.9
Accrued investment income	101.6	93.7	92.0	86.8	86.9
Premiums receivable, net of allowance for credit losses	1,637.7	1,582.2	1,533.9	1,616.5	1,662.6
Reinsurance recoverable, net of allowance for credit losses	952.2	907.7	915.5	947.4	881.4
Prepaid reinsurance premiums	273.1	266.9	266.3	274.4	252.6
Current federal income tax	1.9	—	—	0.6	13.2
Deferred federal income tax	137.9	133.7	110.9	113.0	120.7
Property and equipment, net of accumulated depreciation and amortization	116.5	109.9	106.4	102.4	100.0
Deferred policy acquisition costs	484.6	491.2	492.3	510.3	510.4
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	314.8	326.7	310.2	245.4	241.1
Total assets	$15,615.9	15,321.9	15,155.7	14,980.4	14,468.4
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$7,681.4	7,418.4	7,225.4	7,076.4	6,811.2
Unearned premiums	2,765.7	2,754.4	2,745.5	2,840.8	2,815.7
Long-term debt	901.0	901.4	901.9	902.3	902.7
Current federal income tax	—	44.8	16.9	—	—
Accrued salaries and benefits	122.2	115.2	140.8	131.8	107.7
Other liabilities	482.6	500.4	516.2	539.1	461.7
Total liabilities	$11,953.0	11,734.6	11,546.7	11,490.4	11,099.1
Stockholders' Equity
Preferred stock of $0 par value per share	$200.0	200.0	200.0	200.0	200.0
Common stock of $2 par value per share	212.5	212.4	212.0	211.9	211.8
Additional paid-in capital	614.7	605.6	591.3	584.4	580.4
Retained earnings	3,671.6	3,570.5	3,500.8	3,373.9	3,284.0
Accumulated other comprehensive income (loss)	(225.1)	(222.6)	(151.7)	(167.3)	(230.6)
Treasury stock, at cost	(810.8)	(778.5)	(743.4)	(712.9)	(676.3)
Total stockholders' equity	$3,663.0	3,587.4	3,609.0	3,490.0	3,369.4
Commitments and contingencies
Total liabilities and stockholders' equity	$15,615.9	15,321.9	15,155.7	14,980.4	14,468.4

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2026	2026	2025	2025	2025	2026	2025
Book value per common share
Common stockholders' equity	$3,463.0	3,387.4	3,409.0	3,290.0	3,169.4	3,463.0	3,169.4
Common shares issued and outstanding, at period end	59.6	59.9	60.1	60.4	60.8	59.6	60.8
Book value per common share	$58.13	56.58	56.74	54.46	52.09	58.13	52.09
Adjusted book value per common share(1)	60.56	58.94	57.91	55.83	54.48	60.56	54.48
Financial results (after-tax)
Underwriting income (loss)	19.3	16.8	60.0	13.2	(1.9)	36.1	34.1
Net investment income	119.2	113.1	114.2	110.0	101.4	232.3	197.0
Interest expense and preferred stock dividends	(12.7)	(12.7)	(12.8)	(12.8)	(12.8)	(25.5)	(22.6)
Corporate expense	(8.1)	(15.2)	(5.2)	(3.7)	(6.4)	(23.3)	(20.8)
Net realized and unrealized investment gains (losses)	9.5	(6.6)	(3.3)	6.4	3.3	2.9	3.5
Total after-tax net income (loss) available to common stockholders	127.1	95.4	152.9	113.0	83.6	222.5	191.2
Return on average equity
Insurance segments	2.3%	2.0	7.2	1.6	(0.2)	2.1	2.2
Net investment income	13.9	13.3	13.6	13.6	13.0	13.6	12.9
Interest expense and preferred stock dividends	(1.5)	(1.5)	(1.5)	(1.6)	(1.6)	(1.5)	(1.5)
Corporate expense	(1.0)	(1.8)	(0.6)	(0.4)	(0.9)	(1.4)	(1.3)
Net realized and unrealized investment gains (losses)	1.1	(0.8)	(0.4)	0.8	0.4	0.2	0.2
ROE	14.8	11.2	18.3	14.0	10.7	13.0	12.5
Net realized and unrealized (gains) losses(2)	(1.1)	0.8	0.4	(0.8)	(0.4)	(0.2)	(0.2)
Non-GAAP Operating ROE(1)	13.7%	12.0	18.7	13.2	10.3	12.8	12.3
Debt and total capitalization
Notes payable:
3.03% Borrowings from Federal Home Loan Bank of Indianapolis	$60.0	60.0	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.9	49.9	49.8	49.8	49.8	49.9	49.8
5.90% Senior Notes	396.6	396.4	396.3	396.2	396.0	396.6	396.0
6.70% Senior Notes	99.5	99.5	99.4	99.4	99.4	99.5	99.4
5.375% Senior Notes	292.8	292.8	292.7	292.6	292.6	292.8	292.6
Finance lease obligations	2.2	2.9	3.6	4.2	4.9	2.2	4.9
Total debt	901.0	901.4	901.9	902.3	902.7	901.0	902.7
Stockholders' equity	3,663.0	3,587.4	3,609.0	3,490.0	3,369.4	3,663.0	3,369.4
Total capitalization	$4,563.9	4,488.8	4,510.8	4,392.3	4,272.1	4,563.9	4,272.1
Ratio of debt to total capitalization	19.7%	20.1	20.0	20.5	21.1	19.7	21.1
Policyholders' surplus	$3,692.1	3,601.0	3,573.3	3,407.4	3,288.5	3,692.1	3,288.5

(1)	Non-GAAP measure. Refer to Page 15 for definition.
(2) Amounts are provided to reconcile ROE to non-GAAP operating ROE.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2026		2026	2025	2025	2025	2026	2025

Underwriting results
Net premiums written	$1,220.7		1,225.5	1,129.5	1,207.9	1,288.6	2,446.2	2,529.1
Change in net premiums written, from comparable prior year period	(5)%		(1)	4	4	5	(3)	6

Net premiums earned	$1,215.5		1,217.2	1,216.7	1,204.7	1,188.1	2,432.7	2,346.8
Losses and loss expenses incurred	816.3		815.5	768.5	819.0	823.9	1,631.8	1,570.2
Net underwriting expenses incurred	374.4		379.7	371.6	368.1	365.4	754.1	731.2
Dividends to policyholders	0.5		0.7	0.6	0.9	1.2	1.2	2.1
GAAP underwriting income (loss)	$24.4		21.2	76.0	16.7	(2.4)	45.6	43.2

Net catastrophe losses	$68.5		75.4	21.0	24.9	79.9	143.9	123.3
(Favorable) unfavorable prior year casualty reserve development	—		—	—	40.0	45.0	—	50.0

Underwriting ratios
Loss and loss expense ratio	67.2%		67.0	63.2	67.9	69.3	67.1	66.9
Underwriting expense ratio	30.8		31.2	30.5	30.6	30.8	31.0	31.2
Dividends to policyholders ratio	—		0.1	0.1	0.1	0.1	—	0.1
Combined ratio	98.0%		98.3	93.8	98.6	100.2	98.1	98.2

Net catastrophe losses	5.6	pts	6.2	1.7	2.1	6.7	5.9	5.3
(Favorable) unfavorable prior year casualty reserve development	—		—	—	3.3	3.8	—	2.1
Combined ratio before net catastrophe losses	92.4%		92.1	92.1	96.5	93.5	92.2	92.9

Combined ratio before net catastrophe losses and prior year casualty development	92.4%		92.1	92.1	93.2	89.7	92.2	90.8

Other Statistics
Non-catastrophe property loss and loss expenses	$170.5		178.1	159.6	169.6	173.2	348.6	351.9
Non-catastrophe property loss and loss expenses	14.0	pts	14.6	13.1	14.1	14.6	14.3	15.0
Direct new business	$206.1		214.0	223.7	233.2	248.1	420.0	499.4
Renewal pure price increases	6.5%		7.2	8.3	9.6	9.9	6.8	10.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2026		2026	2025	2025	2025	2026	2025

Underwriting results
Net premiums written	$961.9		992.4	875.6	940.8	1,018.0	1,954.2	2,021.2
Change in net premiums written, from comparable prior year period	(6)%		(1)	5	4	6	(3)	7

Net premiums earned	$962.0		965.8	956.8	947.3	937.6	1,927.8	1,849.8
Losses and loss expenses incurred	652.2		656.8	586.9	658.0	666.8	1,309.1	1,248.4
Net underwriting expenses incurred	302.1		310.0	301.2	298.6	295.9	612.1	592.5
Dividends to policyholders	0.5		0.7	0.6	0.9	1.2	1.2	2.1
GAAP underwriting income (loss)	$7.2		(1.8)	68.0	(10.2)	(26.1)	5.4	6.8

Net catastrophe losses	$48.7		57.2	12.8	15.0	50.9	105.8	70.7
(Favorable) unfavorable prior year casualty reserve development	—		—	(15.0)	35.0	45.0	—	45.0

Underwriting ratios
Loss and loss expense ratio	67.8%		68.0	61.3	69.5	71.1	67.8	67.5
Underwriting expense ratio	31.4		32.1	31.5	31.5	31.6	31.8	32.0
Dividends to policyholders ratio	0.1		0.1	0.1	0.1	0.1	0.1	0.1
Combined ratio	99.3%		100.2	92.9	101.1	102.8	99.7	99.6

Net catastrophe losses	5.1	pts	5.9	1.3	1.6	5.4	5.5	3.8
(Favorable) unfavorable prior year casualty reserve development	—		—	(1.6)	3.7	4.8	—	2.4
Combined ratio before net catastrophe losses	94.2%		94.3	91.6	99.5	97.4	94.2	95.8

Combined ratio before net catastrophe losses and prior year casualty development	94.2%		94.3	93.2	95.8	92.6	94.2	93.4

Other Statistics
Non-catastrophe property loss and loss expenses	$122.9		127.8	110.4	118.7	131.9	250.7	260.7
Non-catastrophe property loss and loss expenses	12.8	pts	13.2	11.5	12.5	14.1	13.0	14.1
Direct new business	$124.0		132.0	137.0	146.6	158.2	256.0	330.3
Renewal pure price increases	6.5%		7.1	7.5	8.9	8.9	6.8	9.0
Retention	81		82	82	82	83	81	83

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2026								Quarter ended June 30, 2025
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$328.1	289.9	199.0	76.6	50.1	8.7	9.4	961.9	341.6	313.0	207.9	83.0	50.3	13.6	8.6	1,018.0
Net premiums earned	318.7	291.4	198.5	81.9	52.4	9.9	9.2	962.0	305.8	288.8	191.0	82.0	48.4	13.3	8.3	937.6
Underwriting income (loss)	(19.7)	(5.3)	20.2	2.8	4.7	(0.4)	4.9	7.2	(31.3)	(8.4)	7.4	(2.9)	2.5	2.0	4.5	(26.1)

Loss and loss expense ratio	74.8%	72.2	55.3	71.8	58.7	40.2	—	67.8	78.7	73.3	61.4	77.1	62.7	29.1	(2.1)	71.1
Underwriting expense ratio	31.5	29.7	34.6	23.1	32.3	63.9	46.7	31.4	31.5	29.6	34.7	25.2	32.1	55.5	48.0	31.6
Dividend ratio	(0.1)	(0.1)	(0.1)	1.6	—	—	—	0.1	—	—	—	1.2	—	—	—	0.1
Combined ratio	106.2%	101.8	89.8	96.5	91.0	104.1	46.7	99.3	110.2	102.9	96.1	103.5	94.8	84.6	45.9	102.8

Net catastrophe losses	—	0.8	20.9	—	9.3	—	—	5.1	—	1.4	17.8	—	26.5	—	—	5.4
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—	6.5	8.7	—	—	—	—	—	4.8
Combined ratio before net catastrophe losses and prior year casualty development	106.2%	101.0	68.9	96.5	81.7	104.1	46.7	94.2	103.7	92.8	78.3	103.5	68.3	84.6	45.9	92.6

	Year-to-Date June 30, 2026								Year-to-Date June 30, 2025
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$662.2	591.4	397.8	159.3	104.0	20.1	19.5	1,954.2	675.5	625.6	404.2	169.1	101.2	28.0	17.6	2,021.2
Net premiums earned	633.8	587.8	400.1	161.7	104.2	22.0	18.2	1,927.8	600.5	572.3	377.6	161.1	95.3	26.5	16.5	1,849.8
Underwriting income (loss)	(43.5)	0.2	27.2	1.8	9.7	0.7	9.4	5.4	(47.2)	(0.8)	37.5	(7.6)	12.6	3.8	8.6	6.8

Loss and loss expense ratio	74.7%	70.2	59.1	73.5	57.6	37.0	0.6	67.8	75.7	69.9	55.7	77.5	53.6	29.1	0.5	67.5
Underwriting expense ratio	32.2	29.9	34.1	24.3	33.1	59.6	47.9	31.8	32.2	30.2	34.4	26.1	33.2	56.8	47.7	32.0
Dividend ratio	—	(0.1)	—	1.1	—	—	—	0.1	—	—	—	1.1	—	—	—	0.1
Combined ratio	106.9%	100.0	93.2	98.9	90.7	96.6	48.5	99.7	107.9	100.1	90.1	104.7	86.8	85.9	48.2	99.6

Net catastrophe losses	—	0.5	22.8	—	11.3	—	—	5.5	—	1.0	13.3	—	15.5	—	—	3.8
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—	3.3	4.4	—	—	—	—	—	2.4
Combined ratio before net catastrophe losses and prior year casualty development	106.9%	99.5	70.4	98.9	79.4	96.6	48.5	94.2	104.6	94.7	76.8	104.7	71.3	85.9	48.2	93.4

(1) Includes Inland Marine.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2026		2026	2025	2025	2025	2026	2025

Underwriting results
Net premiums written	$101.5		82.5	95.5	104.2	110.5	184.0	198.0
Change in net premiums written, from comparable prior year period	(8)%		(6)	(8)	(6)	(5)	(7)	(8)

Net premiums earned	$97.6		100.0	100.6	101.5	102.4	197.7	206.0
Losses and loss expenses incurred	69.0		69.3	79.7	89.3	70.0	138.3	146.6
Net underwriting expenses incurred	24.2		23.6	23.9	22.5	23.9	47.8	48.8
GAAP underwriting income (loss)	$4.4		7.2	(3.0)	(10.2)	8.6	11.6	10.6

Net catastrophe losses	$11.9		13.2	7.3	12.2	14.6	25.1	21.7
(Favorable) unfavorable prior year casualty reserve development	—		—	5.0	5.0	—	—	5.0

Underwriting ratios
Loss and loss expense ratio	70.7%		69.2	79.3	88.0	68.3	69.9	71.2
Underwriting expense ratio	24.8		23.6	23.7	22.1	23.3	24.2	23.7
Combined ratio	95.5%		92.8	103.0	110.1	91.6	94.1	94.9

Net catastrophe losses	12.2	pts	13.2	7.2	12.0	14.3	12.7	10.5
(Favorable) unfavorable prior year casualty reserve development	—		—	5.0	4.9	—	—	2.4
Combined ratio before net catastrophe losses	83.3%		79.6	95.8	98.1	77.3	81.4	84.4

Combined ratio before net catastrophe losses and prior year casualty development	83.3%		79.6	90.8	93.2	77.3	81.4	82.0

Other Statistics
Non-catastrophe property loss and loss expenses	$31.2		29.3	33.3	39.9	28.3	60.5	64.8
Non-catastrophe property loss and loss expenses	31.9	pts	29.2	33.1	39.3	27.6	30.6	31.4
Direct new business	$8.3		7.6	10.9	12.8	12.9	15.8	21.8
Renewal pure price increases	8.9%		10.6	15.1	16.9	19.0	9.6	21.3
Retention	79		78	80	79	79	79	77

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2026				Quarter ended June 30, 2025
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$43.8	54.3	3.3	101.5	52.7	54.6	3.2	110.5
Net premiums earned	44.7	49.9	3.0	97.6	51.3	48.3	2.8	102.4
Underwriting income (loss)	(2.6)	2.9	4.2	4.4	0.4	3.0	5.2	8.6

Loss and loss expense ratio	79.0%	65.1	41.6	70.7	74.1	66.0	4.1	68.3
Underwriting expense ratio	26.9	29.2	(79.1)	24.8	25.1	27.8	(89.6)	23.3
Combined ratio	105.9%	94.3	(37.5)	95.5	99.2	93.8	(85.5)	91.6

Net catastrophe losses	1.0	23.0	—	12.2	0.8	29.3	—	14.3
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	104.9%	71.3	(37.5)	83.3	98.4	64.5	(85.5)	77.3

	Year-to-Date June 30, 2026				Year-to-Date June 30, 2025
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$81.8	95.9	6.2	184.0	98.1	94.4	5.6	198.0
Net premiums earned	91.3	100.0	6.3	197.7	104.3	96.3	5.5	206.0
Underwriting income (loss)	(2.3)	5.4	8.5	11.6	(5.5)	6.4	9.7	10.6

Loss and loss expense ratio	76.2%	66.1	40.7	69.9	79.7	65.5	9.8	71.2
Underwriting expense ratio	26.4	28.5	(75.4)	24.2	25.6	27.8	(85.0)	23.7
Combined ratio	102.6%	94.6	(34.7)	94.1	105.3	93.3	(75.2)	94.9

Net catastrophe losses	0.8	24.4	—	12.7	0.5	22.0	—	10.5
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	4.8	—	—	2.4
Combined ratio before net catastrophe losses and prior year casualty development	101.8%	70.2	(34.7)	81.4	100.0	71.3	(75.2)	82.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2026		2026	2025	2025	2025	2026	2025

Underwriting results
Net premiums written	$157.3		150.7	158.4	162.9	160.2	308.0	309.9
Change in net premiums written, from comparable prior year period	(2)%		1	4	14	9	(1)	14

Net premiums earned	$155.8		151.4	159.3	155.9	148.0	307.2	290.9
Losses and loss expenses incurred	95.0		89.4	101.8	71.8	87.2	184.4	175.1
Net underwriting expenses incurred	48.1		46.1	46.5	47.0	45.7	94.2	89.9
GAAP underwriting income (loss)	$12.8		15.9	11.0	37.1	15.2	28.6	25.9

Net catastrophe losses	$7.9		5.0	0.9	(2.3)	14.5	12.9	30.9
(Favorable) unfavorable prior year casualty reserve development	—		—	10.0	—	—	—	—

Underwriting ratios
Loss and loss expense ratio	61.0%		59.0	63.9	46.1	58.9	60.0	60.2
Underwriting expense ratio	30.8		30.5	29.2	30.1	30.9	30.7	30.9
Combined ratio	91.8%		89.5	93.1	76.2	89.8	90.7	91.1

Net catastrophe losses	5.1	pts	3.3	0.6	(1.5)	9.8	4.2	10.6
(Favorable) unfavorable prior year casualty reserve development	—		—	6.3	—	—	—	—
Combined ratio before net catastrophe losses	86.7%		86.2	92.5	77.7	80.0	86.5	80.5

Combined ratio before net catastrophe losses and prior year casualty development	86.7%		86.2	86.2	77.7	80.0	86.5	80.5

Other Statistics
Non-catastrophe property loss and loss expenses	$16.4		21.0	15.9	11.0	13.1	37.4	26.5
Non-catastrophe property loss and loss expenses	10.5	pts	13.9	10.0	7.0	8.8	12.2	9.1
Direct new business	$73.8		74.4	75.8	73.9	77.0	148.2	147.2
Renewal pure price increases	3.4%		4.1	7.8	8.3	9.3	3.6	9.0
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2026			Quarter ended June 30, 2025
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$93.0	64.4	157.3	93.9	66.2	160.2
Net premiums earned	92.7	63.2	155.8	87.4	60.6	148.0
Underwriting income (loss)	(6.7)	19.4	12.8	0.3	14.9	15.2

Loss and loss expense ratio	76.3%	38.6	61.0	68.2	45.5	58.9
Underwriting expense ratio	30.9	30.7	30.8	31.5	30.0	30.9
Combined ratio	107.2%	69.3	91.8	99.7	75.5	89.8

Net catastrophe losses	—	12.6	5.1	—	23.8	9.8
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	107.2%	56.7	86.7	99.7	51.7	80.0

	Year-to-Date June 30, 2026			Year-to-Date June 30, 2025
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$184.0	124.0	308.0	184.6	125.2	309.9
Net premiums earned	182.2	125.1	307.2	172.5	118.4	290.9
Underwriting income (loss)	(8.3)	36.9	28.6	(0.1)	26.0	25.9

Loss and loss expense ratio	73.5%	40.3	60.0	68.3	48.4	60.2
Underwriting expense ratio	31.0	30.2	30.7	31.8	29.6	30.9
Combined ratio	104.5%	70.5	90.7	100.1	78.0	91.1

Net catastrophe losses	—	10.3	4.2	—	26.1	10.6
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	104.5%	60.2	86.5	100.1	51.9	80.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2026	2026	2025	2025	2025	2026	2025

Net investment income
Fixed income securities
Taxable	$131.3	123.1	118.1	114.7	113.9	254.4	217.5
Tax-exempt	3.3	3.5	3.2	2.5	1.8	6.8	3.3
Total fixed income securities	134.6	126.6	121.3	117.2	115.7	261.3	220.8
Commercial mortgage loans	4.1	4.2	4.1	4.0	3.8	8.3	7.4
Equity securities	5.5	4.2	10.2	5.2	4.9	9.7	8.5
Alternative investments	8.6	6.9	9.5	11.8	4.0	15.5	11.1
Other investments	0.4	—	0.2	0.2	0.2	0.5	0.4
Short-term investments	3.2	5.5	5.1	5.7	5.3	8.7	11.5
Investment income	156.5	147.5	150.4	144.1	133.8	304.0	259.6
Investment expenses	(6.3)	(5.1)	(6.5)	(5.4)	(5.9)	(11.4)	(11.0)
Investment tax expense	(31.0)	(29.3)	(29.7)	(28.7)	(26.5)	(60.3)	(51.6)
Total net investment income, after-tax	$119.2	113.1	114.2	110.0	101.4	232.3	197.0

Net realized and unrealized investment gains (losses), pre-tax	$12.0	(8.3)	(4.1)	8.1	4.2	3.7	4.4

Change in unrealized gains (losses) recognized in other comprehensive income, pre-tax	$(3.9)	(90.6)	16.4	79.3	51.6	(94.5)	132.7

Average investment yields
Fixed income investments, pre-tax	5.5%	5.3	5.2	5.2	5.3	5.4	5.2
Fixed income investments, after-tax	4.4	4.2	4.1	4.1	4.2	4.3	4.1

Total portfolio, pre-tax	5.2%	5.0	5.1	5.1	4.9	5.2	4.9
Total portfolio, after-tax	4.2	4.0	4.1	4.1	3.9	4.1	3.9

Effective tax rate on net investment income	20.6%	20.6	20.6	20.7	20.7	20.6	20.8
New money purchase rates for fixed income investments, pre-tax	6.0	5.7	6.0	5.8	5.7	5.8	5.9
New money purchase rates for fixed income investments, after-tax	4.7	4.5	4.7	4.6	4.6	4.6	4.7
Effective duration of fixed income investments including short-term (in years)	4.3	4.3	4.1	4.1	4.2	4.3	4.2
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	June 30,		Mar. 31,		Dec. 31,		Sept. 30,		June 30,
	2026		2026		2025		2025		2025
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed income securities, at fair value	$9,929.3	86%	9,748.6	86	9,481.1	84	9,299.7	84	8,901.1	84
Commercial mortgage loans, at fair value	267.4	2	268.3	2	274.9	2	269.1	2	266.2	3
Total fixed income investments	10,196.7	88	10,016.8	88	9,756.0	86	9,568.8	87	9,167.3	87
Short-term investments	378.9	3	451.8	4	648.5	6	587.9	5	531.4	5
Total fixed income and short-term investments	10,575.6	91	10,468.6	92	10,404.6	92	10,156.7	92	9,698.8	92
Equity securities, at fair value	413.1	4	388.3	3	384.4	3	380.1	3	318.1	3
Alternative investments	473.9	4	431.4	4	418.5	4	417.1	4	435.0	4
Other investments	111.4	1	96.9	1	92.2	1	93.3	1	96.0	1
Total investments	$11,574.0	100%	11,385.2	100	11,299.7	100	11,047.2	100	10,547.8	100
Fixed income investments, at carry value
U.S. government obligations	$159.7	2%	176.8	2	163.2	2	143.4	1	129.4	1
Foreign government obligations	16.2	—	8.8	—	10.0	—	10.0	—	10.5	—
Obligations of state and political subdivisions	542.7	5	565.1	6	550.0	6	561.0	6	458.7	5
Corporate securities	3,662.1	36	3,554.7	35	3,428.1	35	3,383.5	35	3,338.6	36
Collateralized loan obligations and other asset-backed securities	2,615.4	26	2,571.2	26	2,550.3	26	2,478.7	26	2,276.2	25
Residential mortgage-backed securities	2,284.7	22	2,168.9	22	2,075.9	21	1,998.9	21	1,943.6	21
Commercial mortgage-backed securities	649.2	6	703.6	7	703.6	7	724.1	8	744.2	8
Commercial mortgage loans	269.7	3	273.7	3	277.7	3	273.5	3	271.9	3
Total fixed income investments	$10,199.6	100%	10,022.8	100	9,758.8	100	9,573.1	100	9,173.1	100
Expected maturities of fixed income investments at carry value
Due in one year or less	$601.0	6%	587.9	6	646.0	7	603.5	6	587.8	6
Due after one year through five years	3,775.6	37	4,093.5	41	3,963.9	41	3,811.7	40	3,802.7	41
Due after five years through 10 years	4,160.1	41	3,835.4	38	3,932.9	40	3,959.3	41	3,712.8	40
Due after 10 years	1,662.8	16	1,506.0	15	1,216.0	12	1,198.6	13	1,069.8	12
Total fixed income investments	$10,199.6	100%	10,022.8	100	9,758.8	100	9,573.1	100	9,173.1	100
Weighted average credit quality of fixed income and short-term investments
Investment grade credit quality	$10,220.8	97%	10,105.6	97	10,047.3	97	9,809.6	97	9,351.7	96
Non-investment grade credit quality	354.8	3	363.0	3	357.2	3	347.1	3	347.1	4
Total fixed income and short-term investments, at fair value	$10,575.6	100%	10,468.6	100	10,404.6	100	10,156.7	100	9,698.8	100
Weighted average credit quality of fixed income and short-term investments	A+		A+		A+		A+		A+

Alternative investments	June 30, 2026
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	72	$535.1	196.1	383.8
Private credit	23	144.3	89.7	40.5
Real assets	13	102.8	46.0	49.6
Total	108	$782.2	331.7	473.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At June 30, 2026							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Fixed income investments:
U.S. government obligations	$176	$160	1.4	5.0	5.5	11.5	$—	$160	$—	$—	$—	$—
Foreign government obligations	17	16	0.1	5.2	5.8	7.2	1	2	4	10	—	—
State and municipal obligations	559	543	4.7	4.7	7.0	8.3	77	266	189	11	—	—
Corporate securities	3,719	3,662	31.6	5.4	5.0	6.8	29	427	1,661	1,379	166	—
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	1,770	1,716	14.8	5.1	5.8	7.8	—	1,715	—	—	—	—
Non-agency RMBS	591	569	4.9	5.6	3.5	4.7	473	60	29	4	2	—
Total RMBS	2,362	2,285	19.7	5.3	5.2	7.0	473	1,776	29	4	2	—
Commercial mortgage-backed securities ("CMBS")
Agency CMBS	119	113	1.0	4.9	5.0	6.5	3	110	—	—	—	—
Non-agency CMBS	544	536	4.6	5.4	2.5	3.4	456	56	18	—	6	—
Total CMBS	663	649	5.6	5.3	2.9	3.9	459	166	18	—	6	—
Total mortgage-backed securities	3,024	2,934	25.3	5.3	4.7	6.3	932	1,942	48	4	8	—
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
CLOs	896	877	7.6	6.9	1.4	3.1	460	219	92	47	19	40
Commercial ABS	699	686	5.9	3.5	2.4	3.2	104	95	425	62	1	—
Consumer ABS	431	426	3.7	2.7	1.2	1.7	253	110	59	5	—	—
Other ABS	631	626	5.4	0.3	0.2	0.3	5	53	319	146	44	59
Total CLOs and ABS	2,657	2,615	22.6	7.1	2.9	4.4	821	477	895	259	65	99
Total securitized assets	5,681	5,549	47.9	6.2	3.8	5.4	1,753	2,418	943	263	72	100
Commercial mortgage loans	273	267	2.3	5.9	2.6	3.5	—	21	108	121	17	—
Total fixed income investments	10,425	10,197	88.1	5.8	4.4	6.1	1,860	3,293	2,904	1,785	255	100
Short-term investments	379	379	3.3	3.6	0.0	0.0	379	—	—	—	—	—
Total fixed income and short-term investments	10,804	10,576	91.4	5.7	4.3	5.9	2,239	3,293	2,904	1,785	255	100
Total fixed income securities and short-term investments by credit rating percentage							21.2%	31.1%	27.5%	16.9%	2.4%	0.9%
Equity securities:
Common stock(1)	376	411	3.6	—	—	—	—	—	—	—	—	411
Preferred stock	2	2	—	—	—	—	—	—	—	2	—	—
Total equity securities	377	413	3.6	—	—	—	—	—	—	2	—	411
Alternative investments
Private equity	384	384	3.3	—	—	—	—	—	—	—	—	384
Private credit	40	40	0.3	—	—	—	—	—	—	—	—	40
Real assets	50	50	0.4	—	—	—	—	—	—	—	—	50
Total alternative investments	474	474	4.1	—	—	—	—	—	—	—	—	474
Other investments	111	111	1.0	—	—	—	—	—	—	—	—	111
Total invested assets	$11,767	$11,574	100.0%	—	—	—	$2,239	$3,293	$2,904	$1,786	$255	$1,096
(1) Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS TO NON-GAAP OPERATING INCOME (LOSS) AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions, except per share data)	2026	2026	2025	2025	2025	2026	2025

Reconciliation of net income (loss) available to common stockholders to non-GAAP operating income (loss)
Net income (loss) available to common stockholders	$127.1	95.4	152.9	113.0	83.6	222.5	191.2
Net realized and unrealized investment (gains) losses included in net income, before tax	(12.0)	8.3	4.1	(8.1)	(4.2)	(3.7)	(4.4)
Tax on reconciling items	2.5	(1.7)	(0.8)	1.7	0.9	0.8	0.9
Non-GAAP operating income (loss)	$117.6	101.9	156.2	106.7	80.3	219.6	187.8

Reconciliation of net income (loss) available to common stockholders per diluted common share to non-GAAP operating income (loss) per diluted common share
Net income (loss) available to common stockholders per diluted common share	$2.11	1.58	2.52	1.85	1.36	3.69	3.12
Net realized and unrealized investment (gains) losses included in net income, before tax	(0.20)	0.14	0.07	(0.13)	(0.07)	(0.06)	(0.07)
Tax on reconciling items	0.04	(0.03)	(0.02)	0.03	0.02	0.01	0.01
Non-GAAP operating income (loss) per diluted common share	$1.95	1.69	2.57	1.75	1.31	3.64	3.06

Reconciliation of ROE to non-GAAP operating ROE
ROE	14.8%	11.2	18.3	14.0	10.7	13.0	12.5
Net realized and unrealized investment (gains) losses included in net income, before tax	(1.4)	1.0	0.5	(1.0)	(0.5)	(0.2)	(0.3)
Tax on reconciling items	0.3	(0.2)	(0.1)	0.2	0.1	—	0.1
Non-GAAP operating ROE	13.7%	12.0	18.7	13.2	10.3	12.8	12.3

Reconciliation of book value per common share to adjusted book value per common share
Book value per common share	$58.13	56.58	56.74	54.46	52.09	58.13	52.09
Total unrealized investment (gains) losses included in accumulated other comprehensive income (loss), before tax	3.07	2.99	1.47	1.73	3.03	3.07	3.03
Tax on reconciling items	(0.64)	(0.63)	(0.30)	(0.36)	(0.64)	(0.64)	(0.64)
Adjusted book value per common share	$60.56	58.94	57.91	55.83	54.48	60.56	54.48

Non-GAAP operating income (loss), non-GAAP operating income (loss) per diluted common share, and non-GAAP operating return on common equity are measures comparable to net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, and return on common equity, respectively, but excludes after-tax net realized and unrealized gains and losses on investments included in net income (loss). Adjusted book value per common share is a measure comparable to book value per common share, but excludes total after-tax unrealized gains and losses on investments included in accumulated other comprehensive income (loss). These non-GAAP measures are used as important financial measures by management, analysts, and investors because the timing of realized investment gains and losses on securities in any given period is largely discretionary. In addition, net realized and unrealized gains and losses on investments could distort the analysis of trends. These operating measurements are not intended as a substitute for net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, return on common equity, and book value per common share prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, return on common equity, and book value per common share to non-GAAP operating income (loss), non-GAAP operating income (loss) per diluted common share, non-GAAP operating return on common equity, and adjusted book value per common share, respectively, are provided in the tables above.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of June 30, 2026
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A+	A	A2	A+
	Preferred Stock Rating:	n/a	BB+	Ba1	BBB-
Corporate Website:	Long-Term Debt Credit Rating:	a-	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Brad B. Wilson	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Phone: 973-948-1283	St. Paul, MN 55164
Brad.Wilson@Selective.com	866-877-6351

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com